UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 13, 2015

bluebird bio, Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	001-35966	13-3680878

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

150 Second Street Cambridge, MA	02141

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (339) 499-9300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On June 15, 2015, bluebird bio, Inc. (“bluebird”) issued a press release announcing Dr. Philip Gregory’s appointment as bluebird’s Chief Scientific Officer.  A copy of this press release is furnished as Exhibit 99.2 to this report on Form 8-K.

On June 15, 2015, bluebird conducted an investor webcast summarizing clinical data from its HGB-205 clinical trial that was presented at an oral presentation at the 20th European Hematology Association Congress in Vienna, Austria on June 13, 2015.  A copy of the presentation is being furnished as Exhibit 99.3 to this Report on Form 8-K.

The information in Item 7.01 of this Report on Form 8-K and Exhibits 99.2 and 99.3 attached hereto is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing

Item 8.01 Other Events.

On June 13, 2015, bluebird issued a press release announcing clinical data from its HGB-205 clinical trial at an oral presentation at the 20th European Hematology Association Congress in Vienna, Austria on June 13, 2015.  The full text of bluebird’s press release regarding the announcement is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release issued by bluebird bio, Inc. on June 13, 2015.
99.2	Press release issued by bluebird bio, Inc. on June 15, 2015.
99.3	Investor presentation provided by bluebird bio, Inc. on June 15, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 15, 2015	bluebird bio, Inc.
	By:	/s/ Jason F. Cole
Jason F. Cole
Senior Vice President, General Counsel

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release issued by bluebird bio, Inc. on June 13, 2015.
99.2	Press release issued by bluebird bio, Inc. on June 15, 2015
99.3	Investor presentation provided by bluebird bio, Inc. on June 15, 2015.